Q1 FY2025 Letter to Shareholders May 30, 2024

Q1 FY2025 Letter to SharehoLderSSENTINELONE 2 Table of Contents to our Shareholders 3 technology highlights 6 Go-to-Market highlights 8 Q1 FY2025 Financials 9 Guidance 13 Closing 14 Contact Us 25

01

To Our Shareholders

Once again, our Q1 performance shows the rare combination of industry-leading revenue growth and margin expansion. Macroeconomic headwinds persist, yet we surpassed our revenue, gross margin, and operating margin expectations. I'm pleased to share that we delivered on our commitment to generate positive free cash flow well ahead of our prior target and with a substantial upside. In Q1, we achieved a positive operating cash flow margin of 23% and positive free cash flow margin of 18% – a company first and important milestone. Our performance reflects the strong demand of SentinelOne's autonomous cybersecurity, platform unit economics, and scalability of our business model. Our leading innovations are widening the competitive gap. I am deeply grateful for the hard work and dedication of all Sentinels, as well as the trust and collaboration of our customers and partners.

In Q1, revenue grew 40% year-over-year (y/y) to $186 million, and Annualized Recurring Revenue (ARR) grew 35% y/y to $762 million. Our growth was fueled by a combination of new customer growth and existing customer expansion. Our emerging solutions continue to grow at a rapid pace and diversify our business. In Q1, Singularity Data Lake remained our fastest growing solution followed by Cloud, Identity, and others. We believe we are just scratching the surface of massive addressable markets ripe for disruption.

Our GAAP and non-GAAP gross margins reached record highs and expanded by 5 and 4 percentage points y/y, respectively. Similarly, our GAAP and non-GAAP operating margins expanded by 43 and 32 percentage points y/y, respectively. Q1 marked our 11th consecutive quarter with more than 25 percentage points of y/y improvement in our non-GAAP operating margin. In parallel, we set a new record by delivering a positive operating cash flow margin of 23% and a positive free cash flow margin of 18%. This substantial improvement signifies a strong combination of growth, operating leverage, and cash management. Indeed, we are investing for a future as we extend our technology differentiation and scale the business.

Beyond key financial metrics, our momentum with large enterprises remains strong. Customers with more than $100,000 in ARR grew 30% y/y. We're helping enterprises reduce complexity and optimize costs, all while significantly enhancing their security posture. Platform adoption and success with larger enterprises continues to drive higher ARR per customer, which increased double-digits y/y to a record high for the company. Customer expansion rates remain healthy. Similar to last quarter, a larger portion of our business mix was driven by new customer additions in the quarter, which we believe will open doors for significant expansion over time.

Enterprises continue to select SentinelOne over legacy and next-gen security vendors in a majority of competitive evaluations. Our technology comes out on top across capabilities, be it Endpoint, Cloud, Data or AI. Our win rates, combined with top ranked customer reviews and superior performance, speaks to the true success of SentinelOne. We believe Singularity outperforms both point products and disjointed platforms alike. In a market riddled with complexity and substandard solutions, we're empowering our customers and partners with one of the industry's most advanced AI-powered protection through one data architecture, one platform, one agent, and one user-interface. We focus on better security outcomes in real time, offering a rare combination of superior security, simplicity, and savings.

Structurally, the threat landscape is getting more intense. The frequency and sophistication of cyberattacks are increasing. The total cost of breaches and operational disruptions are reaching new highs. That status quo in cybersecurity is failing. An endless list of feature products and modules is not a solution to the modern cybersecurity problem – it only adds to the complexity and cost. Despite consuming billions of dollars of enterprise security budgets, many vendors are not stopping the very breaches they claim to stop.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 3

It is imperative to think differently about cybersecurity in the age of AI. This is why we purpose-built the Singularity Platform with a holistic approach to security – data driven and autonomous. At SentinelOne, we focus our resources, investments, and innovations on transforming how security teams can better prepare and protect against the threats of tomorrow. The key is evolving and simplifying enterprise infrastructure to gain control over perimeters. Our innovations are platform-wide, AI-powered, and in service of a better security experience.

In the coming years, we expect that AI will consolidate point solutions and feature products across the entire security landscape. We're already a leader in AI-based security, with multiple layers of AI, which give enterprises higher efficiency, better protection, and more automation. Singularity is secure by design with fully integrated threat intelligence by default. It delivers best-in-class efficacy without requiring overlay services and can connect the dots automatically. With our advances around Purple AI (Purple), we're significantly widening the competitive gap, giving more control and speed to security teams than ever before. Purple is natively integrated across our entire platform. It touches every aspect of managing security and has the ability to see any and all security events. Any security ecosystem product, including competing ones, can be monitored and managed by Purple.

Coming out of the RSA Conference, the interest for Purple is rapidly rising. It's already leading to customer wins and competitive displacement. And we're pairing Purple with our completely redesigned user interface - we call it the Singularity Operations Center. When security teams spend all day, every day interacting with a platform, the experience needs to be flawless and intuitive. Also at RSA, we launched Singularity Cloud Native Security. In just a few months, we acquired and integrated PingSafe into our unified Singularity Platform. I'm proud of the speed at which we were able to bring this solution to market.

Our leading top and bottom line performance shows an extraordinary financial profile. Still, we have the opportunity to enhance our execution and evolve our go-to-market processes to support diverse growth drivers and increased scale. Macroeconomic uncertainty and tighter financial conditions continue to impact customer buying behavior. With better execution, we believe we can mitigate these factors and deliver higher growth. We are streamlining many aspects of our go-to-market organization, including renewals, sales, partner ecosystem, and marketing. Long term sustained growth requires constant evaluation, and I'm confident we can raise the bar and improve our execution.

Indeed, we are investing for the future, and leaning into areas of significant growth potential, namely Cloud, Data, and AI. Our technology is cutting-edge and we believe our platform experience is second to none. It's clear that a new paradigm is needed to stay cyber secure. SentinelOne is making this a reality at the intersection of security, data, and AI. None of this would have been possible without the talented people of SentinelOne and strong collaboration with enterprises and partners around the world.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 4

Q1 FY2025 Letter to SharehoLderSSENTINELONE 5 Q1 FY2025 Highlights (All metrics are compared to the first quarter of fiscal year 2024, unless otherwise noted) • revenue in the quarter grew 40% to $186 million, compared to $133 million. arr grew 35% to $762 million, compared to $564 million. • Customers with an arr of $100,000 or more grew 30% to 1,193. Customers with an arr of $1 million or more reached a new record. • GaaP gross margin was 73%, compared to 68%. Non-GaaP gross margin was 79%, 4 percentage points higher compared to 75%. • GaaP operating margin was (43)%, compared to (86)%. Non-GaaP operating margin was (6)%, 32 percentage points higher compared to (38)%. • Operating cash flow margin was 23%, compared to (21)%. Free cash flow margin was 18%, compared to (24)%. • Cash, cash equivalents, and investments were $1.1 billion as of april 30, 2024.

02

Technology Highlights

Our cutting-edge innovations bring the vision of autonomous cybersecurity to life. We're empowering our customers and partners with one of the industry's most advanced AI-powered protection through one data architecture, one platform, one agent, and one user-interface. At SentinelOne, we focus our resources, investments, and innovations on transforming how security teams can better prepare and protect against the cyber threats of tomorrow. Our innovations are platform-wide, automation centric, and always in service of a better security experience.

Purple AI: A first-of-its-kind AI Security Innovation

With our advances around Purple, we're significantly widening the competitive gap even more. Purple is natively integrated across our platform. With our open platform approach, Purple touches every aspect of managing security, and has the ability to see and manage security events, including other security vendors. This creates compounded value for customers wishing to enhance existing security investments while benefiting from best of breed security products. Purple detects anomalies, enforces policies, takes mitigation, remediation and orchestration actions autonomously, with full control and audit by the human user. Doing so across security ecosystem products is a dramatic force multiplier and allows for a central, responsive, control plane.

Purple also radically simplifies and accelerates the more complex tasks of cybersecurity, threat hunting and investigations. It helps core security teams detect threats earlier, respond faster, and stay ahead of attacks. The combination of Purple and enterprise-wide Singularity Data Lake simplifies, streamlines and transforms every aspect of the security journey. This is the true objective of modern cybersecurity - simplification over platformization. Purple also enjoys real time access to two of the best threat intelligence sources in the world. Our first class threat intelligence is integrated for no charge into Purple. We've also teamed up with Google's trusted and world leading threat intelligence by Mandiant, which is available on the Singularity Platform. More security, more trust. Best of all, Purple works in real time. This is a new reality for cybersecurity. This is not a vision. This is what we are delivering today.

In an age of AI-based attacks, Purple will alleviate the challenges of machine speed response, talent shortage, alert fatigue, and free-up analyst time by doing the grunt work – all while autonomously securing the enterprise. The feedback from actual deployments has been overwhelmingly positive. Early adopters of Purple have reported 80% faster threat hunting and investigations.


Purple AI in Action

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 6

Q1 FY2025 Letter to SharehoLderSSENTINELONE 7 New Singularity Operations Center: Simple and Intuitive Security Experience To match the scale, speed, and enterprise-wide security coverage of the Singularity Platform, we have signifi- cantly enhanced our user interface to give security analysts a fully integrated, comprehensive, and intuitive platform experience. We are once again upleveling and improving the security experience with unified alerts, inventory management, correlation engines, and contextualized Singularity Graph to accelerate detection and investigation. The Singularity Operations Center enhances the productivity of security teams, enabling them to swiftly improve their security posture and respond to cyber threats. The new Singularity Operations Center delivers on the promise of a single pane of glass with unified dash- boards, representing a massive leap forward in simplifying the analyst experience by unifying alert triage and workflows across all event collections. Powered by Singularity Data Lake, the Singularity Operations Center consolidates every security product and alert (both first and third party) into an intuitive design for full visibility and control across the entire enterprise. Purple capabilities are integrated and accessible within the manage- ment console, creating a one-of-a-kind security experience. Together, Purple and our new Singularity Operations Center create an advanced security platform available for enterprises - simple, automated, secure, and full visibility across the entire network. Our new Singularity Operations Center includes: • Unified Alert Management - enables security teams to centrally manage SentinelOne and non- SentinelOne alerts, providing a fast and comprehensive investigation experience that clarifies the severity, origin, and specifics of alerts, facilitating rapid responses to threats. • Unified Asset Inventory - allows customers to centrally oversee and manage their assets—including managed endpoints, cloud resources, identity assets, and network-discovered devices—enabling easy review, criticality assignment, tagging, and direct action on assets. • Singularity Graph - correlates and contextualizes assets and security alerts, providing relationship visualizations and insights into the nature of threats and connections between assets in your organization. • Correlation Engine - enables teams to detect potential cyber threats by identifying patterns and correlating seemingly harmless activities across multiple data sources, aiding in early detection to prevent breaches or minimize damage. Unified Cloud Workload and Cloud Native Security Built on the foundation of PingSafe, enterprises can now trial and deploy Singularity Cloud Native Security fully integrated into the Singularity Platform. The agentless Cloud Native Application Platform (CNAPP) pro- vides evidence-based exploit pathways that security teams can use to prioritize and prevent attacks before they happen. Within minutes, agentless deployment provides visibility and coverage across cloud infrastruc- ture. Our Cloud Native Security cuts through the noise using a unique Offensive Security Engine that safely simulates attack paths and provides proactive security – removing the noise and making it more actionable than competing solutions. In a recent product evaluation by G2, a leading peer review marketplace used by millions of businesses around the world, Singularity Cloud ranked #1 for ‘ease of use’ and received 4.9 out of 5 on customer reviews. Even at this early stage, our Cloud Security is getting the most positive customer response, ahead of public and private competitors. Combined, our Cloud Workload Security (CWS) and Cloud Native Security (CNS) create the most advanced cloud security portfolio to protect critical enterprise infrastructure.

03 Go-To-Market Highlights

We continued to scale our business through our leading AI-powered Singularity Platform and our partner-supported go-to-market. We maintained strong momentum with large enterprises and strategic partners. Our growth also was balanced across geographies, and our vast channel ecosystem continues to magnify our reach and drive platform adoption. We are further expanding our reach across the partner ecosystem. With new, seasoned leadership, we're increasing our engagement with both new and existing partners and expanding growth avenues for scaling our new solutions.

Customer Growth

Our customer growth in Q1 was broad-based across businesses of all sizes and geographies. We're winning new customers at a strong pace through our channel ecosystem and strategic partners. Our momentum with large enterprises remains strong, as our customers with ARR of $100,000 or more grew 30% y/y to 1,193. Our business mix from customers with ARR of $100,000 or more continued to increase, reflecting broader platform adoption and success with large enterprises. Similarly, our ARR per customer continued to grow double-digit growth y/y.



$100K+ ARR Customers
at quarter end
30%
917
1193
Q1'24
Q1'25

Platform Adoption and Expansion

New and existing customers are adopting more of the Singularity Platform. Our platform solutions beyond the endpoint continued to grow at a faster pace. Traction with our platform capabilities is leading to new growth channels and diversifying our business mix. Emerging solutions continue to grow at a faster pace than the overall business. In Q1, Singularity Data Lake remained our fastest growing solution - once again growing triple digits - followed by Cloud, Identity, and others. We're just scratching the surface of massive addressable markets ripe for disruption.

Retention and expansion remained resilient across our customer base, comfortably in expansion territory. Similar to last quarter, a larger portion of our business mix was driven by new customer additions in the quarter, which we believe will open doors for significant expansion over time.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 8

04 Q1 FY2025 Financials

Our Q1 performance was driven by strong demand from new and existing customers, as well as large and mid-sized enterprises seeking to modernize and automate their cybersecurity technology. We exceeded our top and bottom line expectations, driven by increased scale and operational efficiencies. In Q1, we also completed the acquisitions of PingSafe, Inc. and Stride Security Ltd.

Revenue & Annualized Recurring Revenue (ARR)

Revenue grew 40% y/y to $186 million in Q1. International revenue represented 37% of total revenue, reflecting growth of 44% y/y.

ARR grew 35% y/y to $762 million at the end of Q1. Our ARR growth encompassed broad-based contributions from new customer adds, existing customer renewals, and upsells.



Annualized Recurring Revenue
$ million, year over year growth
35%
$564
$612
$664
$724
$762
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Revenue
$ million, year over year growth
40%
$133
$149
$164
$174
$186
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 9

Gross Profit & Margin

Gross profit was $136 million, or 73% of revenue, compared to 68% of revenue a year ago. Non-GAAP gross profit was $147 million, or 79% of revenue, compared to 75% of revenue a year ago. This y/y increase was driven primarily by increasing scale, data efficiencies, and customers' growing platform adoption.


Gross Margin
% of revenue, GAAP & Non-GAAP
75%
77%
79%
78%
79%
68%
70%
73%
72%
73%
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
GAAP
Non-GAAP

A reconciliation of non-GAAP financial measures used in this letter to their nearest GAAP equivalents is provided at the end of this letter.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 10

Operating Expenses

Total operating expenses were $217 million, including $59 million of stock-based compensation (SBC) expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and acquisition-related compensation costs. Total operating expenses increased 5% y/y, primarily due to an increase in headcount and stock-based compensation. Non-GAAP operating expenses were $158 million, representing 85% of revenue, compared to $151 million, or 113% of revenue, a year ago. Non-GAAP operating expenses grew 5% y/y, driven by an increase in headcount.

Research and development expenses were $58 million, up 6% y/y. The y/y increase was primarily due to a higher headcount. On a non-GAAP basis, research and development expenses remained flat y/y at $40 million and represented 21% of revenue, compared to 30% a year ago.

Sales and marketing expenses were $116 million, up 17% y/y. On a non-GAAP basis, sales and marketing expenses increased 12% y/y to $95 million and represented 51% of revenue, compared to 63% a year ago. The y/y increase was primarily due to a higher headcount.

General and administrative expenses were $43 million, down 18% y/y. On a non-GAAP basis, general and administrative expenses went down 11% y/y to $24 million and represented 13% of revenue, compared to 20% a year ago. The y/y decrease was primarily from lower SBC expenses.



Operating Expenses
% of revenue, GAAP & Non-GAAP
GAAP
NON-GAAP
39%
74%
41%
23%
62%
31%
20%
63%
30%
13%
51%
21%
Q1'24
Q1'25
Q1'24
Q1'25
R&D
S&M
G&A

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 11

Operating & Net Income (Loss)

GAAP operating margin was (43)%, compared to (86)% a year ago. Non-GAAP operating margin was (6)%, compared to (38)% a year ago. The improvement in operating margin resulted from revenue growth outpacing expense increases.

GAAP net income margin was (38)%, compared to (80)% a year ago. Non-GAAP net income margin was 0%, compared to (32)% a year ago. The smaller loss resulted from revenue growth outpacing expense increases.



Operating Income (Loss) & Margin
$ million and % of revenue, GAAP & Non-GAAP
GAAP
NON-GAAP
Q1'24
Q1'25
Q1'24
Q1'25
$(115)
$(81)
$(51)
$(11)
(86)%
(43)%
(38)%
(6)%
EBIT
EBIT Margin %

Balance Sheet and Cash Flows

We ended Q1 with approximately $1.1 billion in cash, cash equivalents, and investments. Our strong balance sheet provides flexibility and support to drive sustainable growth while delivering meaningful margin expansion.

Net cash provided by (used) in operating activities for the three months ended April 30, 2024 was $42 million, compared to $(28) million a year ago. Free cash flow was $34 million in Q1, compared to $(31) million a year ago.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 12

05

Guidance

We are providing the following guidance for the second quarter of fiscal year 2025 (ending July 31, 2024) and for fiscal year 2025 (ending January 31, 2025):

	Q2 FY25	Full-Year FY25
Revenue	$197 million	$808-815 million
Non-GAAP gross margin	79%	78-79%
Non-GAAP operating margin	(6)%	(6)-(2)%

In the second fiscal quarter, we expect revenue of about $197 million, reflecting growth of 32% y/y. For the full fiscal year 2025, we expect revenue of $808-815 million, reflecting growth of 31% at the midpoint. We continue to see a dynamic global macroeconomic environment impact IT budget flexibility. At the same time, cybersecurity remains a top IT priority, driven by an intensifying threat landscape. Based on our enterprise-wide security platform, we believe we are well-positioned to deliver top-tier growth across multiple large end markets.

We expect our second fiscal quarter non-GAAP gross margin to be about 79%. For the full fiscal year 2025, we expect non-GAAP gross margin to be between 78-79%. Both our quarterly and full-year outlooks reflect continued y/y gross margin expansion. We expect continued benefits from increasing scale, better data processing efficiencies, and platform expansion.

Finally, we expect a non-GAAP operating margin of (6)% for our second fiscal quarter and (6)-(2)% for the full fiscal year 2025. Both our quarterly and full-year outlook represent meaningful y/y improvement, reflecting the increasing scale and efficiency of our business. We are investing in key areas of competitive strength, notably data, AI, cloud, and as always, endpoint.

The above statements are based on current targets as of the date of this letter, and we undertake no obligation to update them after such date. These statements are forward-looking, and actual results may differ materially due to many factors. Refer to the section titles "Forward-Looking Statements" below for information on the factors that could cause our actions and results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes SBC expense, employer payroll tax on employee stock transactions, amortization expense of acquired intangible assets, and acquisition-related compensation costs. We have not provided the most directly comparable GAAP measures on a forward-looking basis because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP gross margin and non-GAAP operating margin is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided a reconciliation of other GAAP to non-GAAP metrics in tables at the end of this letter.

SENTINELONE Q1 FY2025 LETTER TO SHAREHOLDERS 13

Q1 FY2025 Letter to SharehoLderSSENTINELONE 14 06 Closing We will host a conference call at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time today to discuss details of our fiscal first-quarter results. A live webcast and replay will be available on SentinelOne’s Investor Relations website at investors.sentinelone.com. Thank you for taking the time to read our shareholder letter. We look forward to your questions on our call this afternoon. Sincerely, Tomer Weingarten Dave Bernhardt CEO and Co-founder CFO

Q1 FY2025 Letter to SharehoLderSSENTINELONE 15 Forward-Looking Statements This letter and the live webcast, which will be held at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time on May 30, 2024, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve risks and uncertainties, including but not limited to statements regarding our future growth, execu- tion, competitive position, and future financial and operating performance, including our financial outlook for the second quarter of fiscal year 2025 and our full fiscal year 2025, including non-GAAP gross margin and non-GAAP operating margin; timing for profitability (on a non-GAAP basis); and general market trends. The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “proj- ect,” “target,” “plan,” “expect,” or the negative of these terms and similar expressions are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. There are a significant number of factors that could cause our actual results to differ materially from state- ments made in this press release, including but not limited to: our limited operating history; our history of loss- es; intense competition in the market we compete in; fluctuations in our operating results; actual or perceived network or security incidents against us; our ability to successfully integrate any acquisitions and strategic investments; actual or perceived defects, errors or vulnerabilities in our platform; risks associated with man- aging our rapid growth; general global market, political, economic, and business conditions, including those related to declining global macroeconomic conditions, interest rate volatility, supply chain disruptions and inflation, actual or perceive instability in the banking sector, potential uncertainty with respect to the federal debt ceiling and budget and potential government shutdowns related thereto, and geopolitical uncertainty, including the effects of the conflicts in the Middle East, Ukraine and tensions between China and Taiwan; our ability to attract new and retain existing customers, or renew and expand our relationships with them; the ability of our platform to effectively interoperate within our customers' IT infrastructure; disruptions or other business interruptions that affect the availability of our platform including cybersecurity incidents; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; rapidly evolving technological developments in the market for security products and subscription and support offerings; length of sales cycles; and risks of securities class action litigation. Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in our filings and reports with the Securities and Exchange Commission (“SEC”), including our most re- cently filed Annual Report on Form 10-K dated March 27, 2024, subsequent Quarterly Reports on Form 10-Q and other filings and reports that we may file from time to time with the SEC, copies of which are available on our website at investors.sentinelone.com and on the SEC’s website at www.sec.gov. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information and estimates available to us as of the date hereof, and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. We do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date of this press re- lease or to reflect new information or the occurrence of unexpected events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non- GAAP financial information, when taken collectively, with the financial information presented in accordance

Q1 FY2025 Letter to SharehoLderSSENTINELONE 16 with GAAP, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purpos- es only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. Reconciliations between non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP are contained at the end of the earnings press release following the accom- panying financial data. Investors are encouraged to review the related GAAP financial measures and the rec- onciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Non-GAAP Gross Profit and Non-GAAP Gross Margin We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding SBC expense, employer payroll tax on employee stock transactions, amortization of ac- quired intangible assets and acquisition-related compensation costs. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures generally eliminate the effects of certain variables unrelated to our overall operating performance. Non-GAAP Loss from Operations and Non-GAAP Operating Margin We define non-GAAP loss from operations and non-GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and acquisition-related compensation costs. We be- lieve non-GAAP loss from operations and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period compari- sons of operations, as these metrics generally eliminate the effects of certain variables unrelated to our overall operating performance. Non-GAAP Net Loss and Non-GAAP Net Loss per Share, Basic and Diluted We define non-GAAP net loss as GAAP net loss excluding SBC expense, employer payroll tax on employee stock transactions, amortization of acquired intangible assets, and acquisition-related compensation costs. We define non-GAAP net loss per share, basic and diluted, as non-GAAP net loss divided by the weighted average common shares outstanding. Since we have reported net losses for all periods presented, we have ex- cluded all potentially dilutive securities from the calculation of net loss per share as their effect is anti-dilutive, and accordingly, basic and diluted net loss per share is the same for all periods presented. We believe that ex- cluding these items from non-GAAP net loss and non-GAAP net loss per share, diluted, provides management and investors with greater visibility into the underlying performance of our core business operating results. Free Cash Flow Free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities less cash used for purchases of property and equipment and capitalized internal-use software. We believe that free cash flow is a useful indicator of liquidity that provides information to management and in- vestors, even if negative, as it provides useful information about the amount of cash generated (or consumed) by our operating activities that is available (or not available) to be used for other strategic initiatives. For exam- ple, if free cash flow is negative, we may need to access cash reserves or other sources of capital to invest in

Q1 FY2025 Letter to SharehoLderSSENTINELONE 17 strategic initiatives. While we believe that free cash flow is useful in evaluating our business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be con- sidered as an alternative to, or substitute for, net cash provided by (used in) operating activities in accordance with GAAP. The utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for any given period and does not reflect our future contractual commitments. In addition, other companies, including companies in our industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison. Expenses Excluded from Non-GAAP Measures Stock-based compensation expense SBC expense is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from our internal operat- ing forecasts and models. Management believes that non-GAAP measures adjusted for SBC expense provide investors with a basis to measure our core performance against the performance of other companies without the variability created by stock-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used. Employer payroll tax on employee stock transactions Employer payroll tax expenses related to employee stock transactions are tied to the vesting or exercise of underlying equity awards and the price of our common stock at the time of vesting, which varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, man- agement excludes this item from our internal operating forecasts and models. Management believes that non- GAAP measures adjusted for employer payroll taxes on employee stock transactions provide investors with a basis to measure our core performance against the performance of other companies without the variability created by employer payroll taxes on employee stock transactions as a result of the stock price at the time of employee exercise. Amortization of acquired intangible assets Amortization of acquired intangible asset expense is tied to the intangible assets that were acquired in con- junction with acquisitions, which results in non-cash expenses that may not otherwise have been incurred. Management believes excluding the expense associated with intangible assets from non-GAAP measures allows for a more accurate assessment of our ongoing operations and provides investors with a better com- parison of period-over-period operating results. Acquisition-related compensation costs Acquisition-related compensation costs include cash-based compensation expenses resulting from the em- ployment retention of certain employees established in accordance with the terms of each acquisition. Acquisi- tion-related cash-based compensation costs have been excluded as they were specifically negotiated as part of the acquisitions in order to retain such employees and relate to cash compensation that was made either in lieu of stock-based compensation or where the grant of stock-based compensation awards was not practicable. In most cases, these acquisition-related compensation costs are not factored into management's evaluation of potential acquisitions or our performance after completion of acquisitions, because they are not related to our core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related compensation costs from non-GAAP measures provides investors with a basis to compare our results against those of other companies without the variability caused by purchase accounting.

Q1 FY2025 Letter to SharehoLderSSENTINELONE 18 Key Business Metrics We monitor the following key metrics to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. Annualized Recurring Revenue (ARR) We believe that ARR is a key operating metric to measure our business because it is driven by our ability to acquire new subscription and, consumption and usage-based customers and to maintain and expand our rela- tionship with existing customers. ARR represents the annualized revenue run rate of our subscription and con- sumption and usage-based agreements at the end of a reporting period, assuming agreements are renewed on their existing terms for customers that are under contracts with us. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates, usage, renewal rates, and other contractual terms. Customers with ARR of $100,000 or More We believe that our ability to increase the number of customers with ARR of $100,000 or more is an indicator of our market penetration and strategic demand for our platform. We define a customer as an entity that has an active subscription for access to our platform. We count Managed Service Providers (MSPs), MSSPs, Managed Detection & Response firms (MDRs), and Original Equipment Manufacturers (OEMs), who may purchase our products on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers. Definitions Customers: We define a customer as an entity that has an active subscription for access to our platform. We count MSPs, MSSPs, MDRs, and OEMs, who may purchase our product on behalf of multiple companies, as a single customer. We do not count our reseller or distributor channel partners as customers.

Q1 FY2025 Letter to SharehoLderSSENTINELONE 19 April 30, January 31, 2024 2024 ASSETS Current assets: Cash and cash equivalents $198,716 $256,651 Short-term investments 574,488 669,305 Accounts receivable, net 133,773 214,322 Deferred contract acquisition costs, current 55,385 54,158 Prepaid expenses and other current assets 103,577 102,895 Total current assets 1,065,939 1,297,331 Property and equipment, net 57,052 48,817 Operating lease right-of-use assets 17,516 18,474 Long-term investments 336,469 204,798 Deferred contract acquisition costs, non-current 70,335 71,640 Intangible assets, net 126,842 122,903 Goodwill 629,636 549,411 Other assets 5,941 8,033 Total assets $2,309,730 $2,321,407 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $9,202 $6,759 Accrued liabilities 105,481 104,671 Accrued payroll and benefits 55,429 74,345 Operating lease liabilities, current 4,682 4,689 Deferred revenue, current 391,254 399,603 Total current liabilities 566,048 590,067 Deferred revenue, non-current 101,843 114,930 Operating lease liabilities, non-current 16,764 18,239 Other liabilities 9,455 4,128 Total liabilities 694,110 727,364 STOCKHOLDERS’ EQUITY: Class A common stock 29 27 Class B common stock 3 3 Additional paid-in capital 3,027,530 2,934,607 Accumulated other comprehensive loss (2,793) (1,550) Accumulated deficit (1,409,149) (1,339,044) Total stockholders’ equity 1,615,620 1,594,043 Total liabilities and stockholders’ equity $2,309,730 $2,321,407 SENTINELONE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 20 Three Months Ended April 30, 2024 2023 Revenue $186,355 $133,393 Cost of revenue(1) 50,137 42,583 Gross profit 136,218 90,810 OPERATING EXPENSES: Research and development(1) 58,321 55,263 Sales and marketing(1) 115,830 99,171 General and administrative(1) 42,667 51,753 Total operating expenses 216,818 206,187 Loss from operations (80,600) (115,377) Interest income 12,082 10,535 Interest expense (36) (607) Other expense, net (39) (359) Loss before income taxes (68,593) (105,808) Provision for income taxes 1,512 1,061 Net loss $(70,105) $(106,869) Net loss per share attributable to Class A and Class B common stockholders, basic and diluted $(0.23) $(0.37) Weighted-average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted 309,547,693 288,300,705 (1) INCLUDES STOCK-BASED COMPENSATION EXPENSE AS FOLLOWS: Cost of revenue $4,869 $4,173 Research and development 17,465 14,790 Sales and marketing 18,074 12,596 General and administrative 18,145 23,990 Total stock-based compensation expense $58,553 $55,549 SENTINELONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except share and per share data) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 21 Three Months Ended April 30, 2024 2023 CASH FLOW FROM OPERATING ACTIVITIES: Net loss $(70,105) $(106,869) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 10,691 9,115 Amortization of deferred contract acquisition costs 15,284 10,740 Non-cash operating lease costs 957 943 Stock-based compensation expense 58,553 55,549 Accretion of discounts, and amortization of premiums on investments, net (3,628) (5,167) Other 1,551 939 Changes in operating assets and liabilities, net of effects of acquisition Accounts receivable 80,911 23,583 Prepaid expenses and other assets 3,904 3,237 Deferred contract acquisition costs (15,207) (12,091) Accounts payable 2,368 1,127 Accrued liabilities (2,515) 1,392 Accrued payroll and benefits (18,897) (10,917) Operating lease liabilities (1,481) (1,110) Deferred revenue (22,108) 2,237 Other liabilities 1,725 (767) Net cash provided by (used in) operating activities 42,003 (28,059) CASH FLOW FROM INVESTING ACTIVITIES: Purchases of property and equipment (886) (462) Purchases of intangible assets (73) (173) Capitalization of internal-use software (7,361) (2,912) Purchases of investments (246,965) (150,639) Sales and maturities of investments 210,574 185,296 Cash paid for acquisition, net of cash acquired (61,553) — Net cash (used in) provided by investing activities (106,264) 31,110 CASH FLOW FROM FINANCING ACTIVITIES: Repurchase of early exercised stock options (21) — Proceeds from exercise of stock options 6,554 9,762 Net cash provided by financing activities 6,533 9,762 NET CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH (57,728) 12,813 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–BEGINNING OF PERIOD 322,086 202,406 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH–END OF PERIOD $264,358 $215,219 SENTINELONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 22 Three Months Ended April 30, 2024 2023 COST OF REVENUE RECONCILIATION: GAAP cost of revenue $50,137 $42,583 Stock-based compensation expense (4,869) (4,173) Employer payroll tax on employee stock transactions (207) (50) Amortization of acquired intangible assets (5,471) (4,972) Acquisition-related compensation (273) (123) Non-GAAP cost of revenue $39,317 $33,265 GROSS PROFIT RECONCILIATION: GAAP gross profit $136,218 $90,810 Stock-based compensation expense 4,869 4,173 Employer payroll tax on employee stock transactions 207 50 Amortization of acquired intangible assets 5,471 4,972 Acquisition-related compensation 273 123 Non-GAAP gross profit $147,038 $100,128 GROSS MARGIN RECONCILIATION: GAAP gross margin 73% 68% Stock-based compensation expense 3% 3% Employer payroll tax on employee stock transactions —% —% Amortization of acquired intangible assets 3% 4% Acquisition-related compensation —% —% Non-GAAP gross margin 79% 75% RESEARCH AND DEVELOPMENT EXPENSE RECONCILIATION: GAAP research and development expense $58,321 $55,263 Stock-based compensation expense (17,465) (14,790) Employer payroll tax on employee stock transactions (413) (202) Acquisition-related compensation (787) (325) Non-GAAP research and development expense $39,656 $39,946 SALES AND MARKETING EXPENSE RECONCILIATION: GAAP sales and marketing expense $115,830 $99,171 Stock-based compensation expense (18,074) (12,596) Employer payroll tax on employee stock transactions (923) (320) Amortization of acquired intangible assets (2,204) (1,907) Acquisition-related compensation (44) (249) Non-GAAP sales and marketing expense $94,585 $84,099 SENTINELONE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except percentages and per share data) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 23 GENERAL AND ADMINISTRATIVE EXPENSE RECONCILIATION: GAAP general and administrative expense $42,667 $51,753 Stock-based compensation expense (18,145) (23,990) Employer payroll tax on employee stock transactions (642) (552) Amortization of acquired intangible assets — (1) Acquisition-related compensation (1) (368) Non-GAAP general and administrative expense $23,879 $26,842 OPERATING LOSS RECONCILIATION: GAAP operating loss $(80,600) $(115,377) Stock-based compensation expense 58,553 55,549 Employer payroll tax on employee stock transactions 2,188 1,124 Amortization of acquired intangible assets 7,675 6,880 Acquisition-related compensation 1,103 1,065 Non-GAAP operating loss $(11,081) $(50,759) OPERATING MARGIN RECONCILIATION: GAAP operating margin (43)% (86)% Stock-based compensation expense 31% 42% Employer payroll tax on employee stock transactions 1% 1% Amortization of acquired intangible assets 4% 5% Acquisition-related compensation 1% 1% Non-GAAP operating margin* (6)% (38)% NET LOSS RECONCILIATION: GAAP net loss $(70,105) $(106,869) Stock-based compensation expense 58,553 55,549 Employer payroll tax on employee stock transactions 2,188 1,124 Amortization of acquired intangible assets 7,675 6,880 Acquisition-related compensation 1,103 1,065 Non-GAAP net loss $(586) $(42,251) BASIC AND DILUTED EPS RECONCILIATION: GAAP net loss per share, basic and diluted $(0.23) $(0.37) Stock-based compensation expense 0.19 0.19 Employer payroll tax on employee stock transactions 0.01 — Amortization of acquired intangible assets 0.02 0.03 Acquisition-related compensation — — Non-GAAP net loss per share, basic and diluted* $— $(0.15) *Certain figures may not sum due to rounding. SENTINELONE, INC. Reconciliation of GAAP to Non-GAAP Financial Measures (in thousands, except percentages and per share data) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 24 Three Months Ended April 30, 2024 2023 GAAP net cash provided (used in) by operating activities $42,003 $(28,059) Less: Purchases of property and equipment (886) (462) Less: Capitalized internal-use software (7,361) (2,912) Free cash flow $33,756 $(31,433) Net cash (used in) provided by investing activities $(106,264) $31,110 Net cash provided by financing activities $6,533 $9,762 Operating cash flow margin 23% (21)% Free cash flow margin 18% (24)% SENTINELONE, INC. Reconciliation of Cash Used in Operating Activities to Free Cash Flow (in thousands) (unaudited)

Q1 FY2025 Letter to SharehoLderSSENTINELONE 25 Contact Us investors@sentinelone.com sentinelone.com © Sentinelone 2024 About SentinelOne Sentinelone (NYSe:S) is pioneering autonomous cybersecurity to prevent, detect, and respond to cyber attacks faster and with higher accuracy than ever before. our Singularity Xdr platform protects and empowers leading global enterprises with real-time visibility into attack surfaces, cross-platform correlation, and aI-powered response. achieve more capability with less complexity.